                                                                               .
                                                                               .
                                                                               .
                                                                    Exhibit 99.9

                        DVI RECEIVABLES XIX L.L.C. 2003-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003

I.    RECONCILIATION OF COLLECTION ACCOUNT:

    End of Period Collection Account Balance as of Prior Payment Date:                                                   860,312.42
    Available Funds:
        Contract Payments due and received in this period                                                              7,185,842.89
        Contract Payments due in prior period(s) and received in this period                                             525,035.99
        Contract Payments received in this period for next period                                                        528,240.16
        Sales, Use and Property Tax, Maintenance, Late Charges                                                           221,785.13
        Prepayment Amounts related to early termination in this period                                                 1,307,810.12
        Servicer Advance                                                                                                 762,023.09
        Proceeds received from recoveries on previously Defaulted Contracts                                                    0.00
        Transfer from Reserve Accounts                                                                                     8,927.45
        Interest earned on Collection Account                                                                              3,744.35
        Interest earned on Affiliated Account                                                                                804.72
        Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                            0.00
        Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted
          contract < Predecessor contract)                                                                                     0.00
        Due from Bank of America Derivative Settlement                                                                         0.00
        Any other amounts                                                                                                      0.00

                                                                                                                     --------------
    Total Available Funds                                                                                             11,404,526.32
    Less: Amounts to be Retained in Collection Account                                                                 1,134,652.13
                                                                                                                     --------------
    AMOUNT TO BE DISTRIBUTED                                                                                          10,269,874.19
                                                                                                                     ==============


    DISTRIBUTION OF FUNDS:

        1. To Trustee -  Fees                                                                                                  0.00
        2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                    525,035.99
        3. To Bank of America Derivative Settlement                                                                      178,363.28
        4. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
              a) Class A1 Principal and Interest                                                                       6,658,334.94
              a) Class A2a Principal (distributed after A1 Note matures) and Interest                                     31,276.00
              a) Class A2b Principal (distributed after A1 Note matures) and Interest                                     35,325.00
              a) Class A3a Principal (distributed after A2 Note matures) and Interest                                    356,421.26
              a) Class A3b Principal (distributed after A2 Note matures) and Interest                                     74,133.33
              b) Class B Principal and Interest                                                                          323,739.06
              c) Class C Principal and Interest                                                                          292,995.53
              d) Class D Principal and Interest                                                                          227,017.69
              e) Class E Principal and Interest                                                                          275,286.69
        5. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                             0.00
        6. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
              a) Residual Interest (Provided no Restricting or Amortization Event in effect)                             775,731.63
              b) Residual Principal (Provided no Restricting or Amortization Event in effect)                                  0.00
              c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                   8,927.45
        7. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                    226,334.20
        8. To Servicer, Servicing Fee and other Servicing Compensations                                                  280,952.14
                                                                                                                     --------------
    TOTAL FUNDS DISTRIBUTED                                                                                           10,269,874.19
                                                                                                                     ==============

                                                                                                                     --------------
    End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}         1,134,652.13
                                                                                                                     ==============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                                    $11,341,994.06
     - Add Investment Earnings                                                                                             8,927.45
     - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                          0.00
     - Less Distribution to Certificate Account                                                                            8,927.45
                                                                                                                     --------------
End of period balance                                                                                                $11,341,994.06
                                                                                                                     ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                           $11,341,994.06
                                                                                                                     ==============

                        DVI RECEIVABLES XIX L.L.C. 2003-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003


III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                 Pool A                                                                      303,770,916.91
                 Pool B                                                                       73,033,635.96
                                                                                             --------------
                                                                                                                    376,804,552.87

Class A Overdue Interest, if any                                                                       0.00
Class A Monthly Interest - Pool A                                                                458,251.69
Class A Monthly Interest - Pool B                                                                110,174.42

Class A Overdue Principal, if any                                                                      0.00
Class A Monthly Principal - Pool A                                                             4,190,735.72
Class A Monthly Principal - Pool B                                                             2,396,328.70
                                                                                             --------------
                                                                                                                      6,587,064.42

Ending Principal Balance of the Class A Notes

                 Pool A                                                                      299,580,181.19
                 Pool B                                                                       70,637,307.26
                                                                                             --------------
                                                                                                                    --------------
                                                                                                                    370,217,488.45
                                                                                                                    ==============


----------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000          Ending Principal
Original Face $385,630,000    Original Face $385,630,000         Balance Factor
      $ 1.474019                      $ 17.081307                   96.003290%
----------------------------------------------------------------------------------

Is ADCB > Class A Balance?                                                                   YES  X                 NO
                                                                                             --------------         --------------
IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                 Class A1                                                                     62,984,552.87
                 Class A2a                                                                    25,200,000.00
                 Class A2b                                                                    27,000,000.00
                 Class A3a                                                                   229,620,000.00
                 Class A3b                                                                    32,000,000.00
                                                                                             --------------

Class A Monthly Interest                                                                                            376,804,552.87
                 Class A1 (Actual Number Days/360)                                                71,270.52
                 Class A2a (Actual Number Days/360)                                               31,276.00
                 Class A2b                                                                        35,325.00
                 Class A3a (Actual Number Days/360)                                              356,421.26
                 Class A3b                                                                        74,133.33
                                                                                             --------------

Class A Monthly Principal

                 Class A1                                                                      6,587,064.42
                 Class A2a                                                                             0.00
                 Class A2b                                                                             0.00
                 Class A3a                                                                             0.00
                 Class A3b                                                                             0.00
                                                                                             --------------
                                                                                                                      6,587,064.42

Ending Principal Balance of the Class A Notes

                 Class A1                                                                     56,397,488.45
                 Class A2a                                                                    25,200,000.00
                 Class A2b                                                                    27,000,000.00
                 Class A3a                                                                   229,620,000.00
                 Class A3b                                                                    32,000,000.00
                                                                                                                    --------------
                                                                                                                    370,217,488.45
                                                                                                                    ==============


Class A1

----------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000          Ending Principal
Original Face $71,810,000     Original Face $71,810,000          Balance Factor
      $ 0.992487                    $ 91.729069                      78.537096%
----------------------------------------------------------------------------------

                        DVI RECEIVABLES XIX L.L.C. 2003-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003


V.   CLASS B NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class B Notes

                            Pool A                                                            13,399,225.41
                            Pool B                                                             3,221,487.30
                                                                                              -------------
                                                                                                                     16,620,712.71

       Class B Overdue Interest, if any                                                                0.00
       Class B Monthly Interest - Pool A                                                          26,753.79
       Class B Monthly Interest - Pool B                                                           6,432.24
       Class B Overdue Principal, if any                                                               0.00
       Class B Monthly Principal - Pool A                                                        184,851.84
       Class B Monthly Principal - Pool B                                                        105,701.19
                                                                                              -------------
                                                                                                                        290,553.03

       Ending Principal Balance of the Class B Notes

                            Pool A                                                            13,214,373.57
                            Pool B                                                             3,115,786.11
                                                                                              -------------
                                                                                                                     -------------
                                                                                                                     16,330,159.68
                                                                                                                     =============

       ---------------------------------------------------------------------------
       Interest Paid Per $1,000    Principal Paid Per $1,000      Ending Principal
       Original Face $17,010,000   Original Face $17,010,000      Balance Factor
                 $ 1.950972               $ 17.081307               96.003290%
       ---------------------------------------------------------------------------


       Is ADCB > Class A + Class B Balances?                                                  YES    X               NO
                                                                                              -------------          -------------

VI.   CLASS C-1 NOTE PRINCIPAL BALANCE
       Beginning Principal Balance of the Class C-1 Notes

                            Pool A                                                             4,521,549.32
                            Pool B                                                             1,087,086.25
                                                                                              -------------
                                                                                                                      5,608,635.57

       Class C-1 Overdue Interest, if any                                                              0.00
       Class C-1 Monthly Interest - Pool A                                                        11,841.44
       Class C-1 Monthly Interest - Pool B                                                         2,846.96
       Class C-1 Overdue Principal, if any                                                             0.00
       Class C-1 Monthly Principal - Pool A                                                       62,377.99
       Class C-1 Monthly Principal - Pool B                                                       35,668.72
                                                                                              -------------
                                                                                                                         98,046.71

       Ending Principal Balance of the Class C-1 Notes

                            Pool A                                                             4,459,171.33
                            Pool B                                                             1,051,417.53
                                                                                              -------------
                                                                                                                     -------------
                                                                                                                      5,510,588.86
                                                                                                                     =============


       ---------------------------------------------------------------------------
       Interest Paid Per $1,000   Principal Paid Per $1,000      Ending Principal
       Original Face $5,740,000   Original Face $5,740,000       Balance Factor
              $ 2.558955                $ 17.081308                96.003290%
       ---------------------------------------------------------------------------

                        DVI RECEIVABLES XIX L.L.C. 2003-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003


VII.   CLASS C-2 NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class C-2 Notes

                            Pool A                                                            7,089,537.25
                            Pool B                                                            1,704,490.64
                                                                                              ------------
                                                                                                                       8,794,027.89

       Class C-2 Overdue Interest, if any                                                             0.00
       Class C-2 Monthly Interest - Pool A (Actual Number Days/360)                              21,386.77
       Class C-2 Monthly Interest - Pool B (Actual Number Days/360)                               5,141.88
       Class C-2 Overdue Principal, if any                                                            0.00
       Class C-2 Monthly Principal - Pool A                                                      97,805.21
       Class C-2 Monthly Principal - Pool B                                                      55,926.56
                                                                                              ------------
                                                                                                                         153,731.77

       Ending Principal Balance of the Class C-2 Notes

                            Pool A                                                            6,991,732.04
                            Pool B                                                            1,648,564.08
                                                                                              ------------
                                                                                                                       ------------
                                                                                                                       8,640,296.12
                                                                                                                       ============


       ------------------------------------------------------------------------------
       Interest Paid Per $1,000    Principal Paid Per $1,000         Ending Principal
       Original Face $9,000,000    Original Face $9,000,000          Balance Factor
                 $ 2.947628             $ 17.081308                     96.003290%
       ------------------------------------------------------------------------------


       Is ADCB > Class A + Class B + Class C Balances ?
                                                                                              YES   X                  NO
                                                                                              ------------             ------------

VIII.   CLASS D-1 NOTE PRINCIPAL BALANCE
       Beginning Principal Balance of the Class D-1 Notes

                            Pool A                                                            4,994,185.13
                            Pool B                                                            1,200,718.96
                                                                                              ------------
                                                                                                                       6,194,904.09

       Class D-1 Overdue Interest, if any                                                             0.00
       Class D-1 Monthly Interest - Pool A (Actual Number Days/360)                              14,189.03
       Class D-1 Monthly Interest - Pool B (Actual Number Days/360)                               3,411.38
       Class D-1 Overdue Principal, if any                                                            0.00
       Class D-1 Monthly Principal - Pool A                                                      68,898.33
       Class D-1 Monthly Principal - Pool B                                                      39,397.15
                                                                                              ------------
                                                                                                                         108,295.48

       Ending Principal Balance of the Class D-1 Notes

                            Pool A                                                            4,925,286.80
                            Pool B                                                            1,161,321.81
                                                                                              ------------
                                                                                                                       ------------
                                                                                                                       6,086,608.61
                                                                                                                       ============

       ------------------------------------------------------------------------------
       Interest Paid Per $1,000   Principal Paid Per $1,000         Ending Principal
       Original Face $6,340,000   Original Face $6,340,000          Balance Factor
             $ 2.776090                 $ 9.368121                     96.003290%
       ------------------------------------------------------------------------------

                        DVI RECEIVABLES XIX L.L.C. 2003-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003


VII.   CLASS D-2 NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class D-2 Notes

                            Pool A                                                             3,938,631.81
                            Pool B                                                               946,939.24
                                                                                               ------------
                                                                                                                      4,885,571.05

       Class D-2 Overdue Interest, if any                                                              0.00
       Class D-2 Monthly Interest - Pool A (Actual Number Days/360)                               12,669.27
       Class D-2 Monthly Interest - Pool B (Actual Number Days/360)                                3,045.99
       Class D-2 Overdue Principal, if any                                                             0.00
       Class D-2 Monthly Principal - Pool A                                                       54,336.23
       Class D-2 Monthly Principal - Pool B                                                       31,070.31
                                                                                               ------------
                                                                                                                         85,406.54

       Ending Principal Balance of the Class D-2 Notes

                            Pool A                                                             3,884,295.58
                            Pool B                                                               915,868.93
                                                                                               ------------
                                                                                                                      ------------
                                                                                                                      4,800,164.51
                                                                                                                      ============


       ---------------------------------------------------------------------------
       Interest Paid Per $1,000   Principal Paid Per $1,000      Ending Principal
       Original Face $5,000,000   Original Face $5,000,000       Balance Factor
                 $ 3.143052            $ 17.081308                 96.003290%
       ---------------------------------------------------------------------------


       Is ADCB > Class A + Class B + Class C + Class D Balances ?                                 YES    X               NO

VIII.   CLASS E-1 NOTE PRINCIPAL BALANCE
       Beginning Principal Balance of the Class E-1 Notes

                            Pool A                                                             7,357,364.22
                            Pool B                                                             1,768,882.51
                                                                                               ------------
                                                                                                                      9,126,246.73

       Class E-1 Overdue Interest, if any                                                              0.00
       Class E-1 Monthly Interest - Pool A (Actual Number Days/360)                               53,929.48
       Class E-1 Monthly Interest - Pool B (Actual Number Days/360)                               12,965.91
       Class E-1 Overdue Principal, if any                                                             0.00
       Class E-1 Monthly Principal - Pool A                                                      101,500.07
       Class E-1 Monthly Principal - Pool B                                                       58,039.34
                                                                                               ------------
                                                                                                                        159,539.41

       Ending Principal Balance of the Class E-1 Notes

                            Pool A                                                             7,255,864.15
                            Pool B                                                             1,710,843.17
                                                                                               ------------
                                                                                                                      ------------
                                                                                                                      8,966,707.32
                                                                                                                      ============


       ---------------------------------------------------------------------------
       Interest Paid Per $1,000   Principal Paid Per $1,000      Ending Principal
       Original Face $9,340,000   Original Face $9,340,000       Balance Factor
               $ 7.162247                $ 17.081307                96.003290%
       ---------------------------------------------------------------------------

                        DVI RECEIVABLES XIX L.L.C. 2003-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003

VII.   CLASS E-2 NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class E-2 Notes

                            Pool A                                                             1,575,452.73
                            Pool B                                                               378,775.69
                                                                                              -------------
                                                                                                                      1,954,228.42

       Class E-2 Overdue Interest, if any                                                              0.00
       Class E-2 Monthly Interest - Pool A (Actual Number Days/360)                               11,842.15
       Class E-2 Monthly Interest - Pool B (Actual Number Days/360)                                2,847.13
       Class E-2 Overdue Principal, if any                                                             0.00
       Class E-2 Monthly Principal - Pool A                                                       21,734.49
       Class E-2 Monthly Principal - Pool B                                                       12,428.12
                                                                                              -------------
                                                                                                                         34,162.61

       Ending Principal Balance of the Class E-2 Notes

                            Pool A                                                             1,553,718.24
                            Pool B                                                               366,347.57
                                                                                              -------------
                                                                                                                     -------------
                                                                                                                      1,920,065.81
                                                                                                                     =============


       ---------------------------------------------------------------------------
       Interest Paid Per $1,000   Principal Paid Per $1,000      Ending Principal
       Original Face $2,000,000   Original Face $2,000,000       Balance Factor
             $ 7.344640                  $ 17.081305                96.003291%
       ---------------------------------------------------------------------------


       Is ADCB > Class A + Class B + Class C + Class D + Class E Balances ?                   YES    X               NO
                                                                                              -------------          -------------

VIII.   ISSUERS RESIDUAL PRINCIPAL BALANCE
       Beginning Residual Principal Balance

                            Pool A                                                            10,838,290.33
                            Pool B                                                             2,781,471.95
                                                                                              -------------
                                                                                                                     13,619,762.28

       Residual Interest - Pool A                                                                394,736.91
       Residual Interest - Pool B                                                                380,994.72
       Residual Principal - Pool A                                                                     0.00
       Residual Principal - Pool B                                                                     0.00
                                                                                              -------------

       Ending Residual Principal Balance                                                                                      0.00
                            Pool A                                                            10,838,290.33
                            Pool B                                                             2,781,471.95
                                                                                              -------------

                                                                                                                     -------------
                                                                                                                     13,619,762.28
                                                                                                                     =============


       ---------------------------------------------------------------------------
       Interest Paid Per $1,000   Principal Paid Per $1,000      Ending Principal
       Original Face $9,340,000   Original Face $9,340,000       Balance Factor
              $ 40.791726                   $ --                    145.821866%
       ---------------------------------------------------------------------------

                        DVI RECEIVABLES XIX L.L.C. 2003-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                                357,485,153.12

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                   0.00

        Decline in Aggregate Discounted Contract Balance                                                               4,782,239.86

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                             --------------
           ending of the related Collection Period                                                                   352,702,913.26
                                                                                                                     ==============

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                       3,618,099.56

            - Principal portion of Prepayment Amounts                                             1,164,140.30


                                                                                                  ------------
                                 Total Decline in Aggregate Discounted Contract Balance           4,782,239.86
                                                                                                  ============




Pool B

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                                86,123,488.49

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                  0.00

        Decline in Aggregate Discounted Contract Balance                                                              2,734,560.10

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                            --------------
           ending of the related Collection Period                                                                   83,388,928.39
                                                                                                                    ==============

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                       2,513,393.12

            - Principal portion of Prepayment Amounts                                               221,166.98



                                                                                                  ------------
                                 Total Decline in Aggregate Discounted Contract Balance           2,734,560.10
                                                                                                  ============




                                                                                                                    --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                   436,091,841.65
                                                                                                                    ==============

                        DVI RECEIVABLES XIX L.L.C. 2003-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

         POOL A                                                                                                 Predecessor
                                                              Discounted                    Predecessor         Discounted
         Lease #       Lessee Name                            Present Value                 Lease #             Present Value
         ----------------------------------------------       -------------                 --------------      --------------------
                       NONE

                                                              -------------                                        ----------------
                                                Totals:           $0.00                                            $          0.00

         a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                  $          0.00
         b) ADCB OF POOL A AT CLOSING DATE                                                                         $379,271,695.85
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                     0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables           $0.00
b) Total discounted Contract Balance of Substitute Receivables            $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
   Contribution & Servicing Agreement Sectio                              $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                      YES                  NO     X
                                                                                            ----------           --------


         POOL B                                                                                                 Predecessor
                                                              Discounted                    Predecessor         Discounted
         Lease #       Lessee Name                            Present Value                 Lease #             Present Value
         ----------------------------------------------       ------------------            --------------      --------------------
                       NONE

                                                              -------------                                        ----------------
                                                Totals:           $0.00                                            $          0.00


         a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                  $          0.00
         b) ADCB OF POOL B AT CLOSING DATE                                                                         $ 83,139,258.99
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                       0.00%

       * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables           $0.00
b) Total discounted Contract Balance of Substitute Receivables            $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
   Contribution & Servicing Agreement Sectio                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                      YES                  NO     X
                                                                                            ----------           --------

                        DVI RECEIVABLES XIX L.L.C. 2003-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

        POOL A - NON-PERFORMING                                                                                    Predecessor
                                                                   Discounted              Predecessor             Discounted
        Lease #   Lessee Name                                      Present Value           Lease #                 Present Value
        --------------------------------------------------         -------------           --------------          ----------------
                  NONE                                                                                             $          0.00










                                                                   -------------                                  -----------------
                                                   Totals:         $       0.00                                    $          0.00

        a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                       0.00
        b) ADCB OF POOL A AT CLOSING DATE                                                                          $379,271,695.85
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                      0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables           $0.00
b) Total discounted Contract Balance of Substitute Receivables            $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
   Contribution & Servicing Agreement Secttion 7.02                       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                      YES                  NO     X
                                                                                            ----------           --------


        POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                              Predecessor
                                                                   Discounted              Predecessor             Discounted
        Lease #   Lessee Name                                      Present Value           Lease #                 Present Value
        ---------------------------------------------------        -------------           -----------             -----------------
                  None

                                                                   -------------                                  -----------------
                                                   Totals:         $       0.00                                    $          0.00

        a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                               $          0.00
        b) ADCB OF POOL B AT CLOSING DATE                                                                          $ 83,139,258.99
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                      0.00%

      * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables           $0.00
b) Total discounted Contract Balance of Substitute Receivables            $0.00
c) If (a) > (b), amount to be deposited in Collection Account
   per Contribution & Servicing Agreement Section 7.02                    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                      YES                  NO     X
                                                                                            ----------           --------

XV.    POOL PERFORMANCE MEASUREMENTS

1.    AGGREGATE DISCOUNTED CONTRACT BALANCE

      CONTRACTS DELINQUENT > 90 DAYS                                TOTAL OUTSTANDING CONTRACTS
      This Month                               2,091,458.22         This Month                        436,091,841.65
      1 Month Prior                              992,729.24         1 Month Prior                     443,608,641.61
      2 Months Prior                                   0.00         2 Months Prior                    453,679,762.28

      Total                                    3,084,187.46         Total                           1,333,380,245.54

      a) 3 MONTH AVERAGE                       1,028,062.49         b) 3 MONTH AVERAGE                444,460,081.85

      c) a/b                                          0.23%


2.    Does a Delinquency Condition Exist (1c > 6% )?
                                                                                          Yes                     No       X
                                                                                              ----------------        -------------

3.    Restricting Event Check

      A. A Delinquency Condition exists for current period?                               Yes                     No       X
                                                                                              ----------------        -------------
      B. An Indenture Event of Default has occurred and is then continuing?               Yes                     No       X
                                                                                              ----------------        -------------

4.    Has a Servicer Event of Default occurred?                                           Yes                     No       X
                                                                                              ----------------        -------------


5.    Amortization Event Check

      A. Is 1c  > 8% ?                                                                    Yes                     No       X
                                                                                              ----------------        -------------
      B. Bankruptcy, insolvency, reorganization; default/violation of any
           covenant or obligation not remedied within 90 days?                            Yes                     No       X
                                                                                              ----------------        -------------
      C. As of any Determination date, the sum of all defaulted contracts
           since the Closing date exceeds 6% of the ADCB on the Closing Date?             Yes                     No       X
                                                                                              ----------------        -------------




6.    Aggregate Discounted Contract Balance at Closing Date                           Balance $ 454,734,535.69
                                                                                              ----------------


      DELINQUENT LEASE SUMMARY

                 Days Past Due         Current Pool Balance            # Leases
                 -------------         --------------------            --------
                       31 - 60                 9,656,902.55                  43
                       61 - 90                 3,219,325.48                  13
                      91 - 180                 2,091,458.22                  10


      Approved By:
      Matthew E. Goldenberg
      Director
      Structured Finance and Securitization